UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): February 11, 2013

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4701 West Greenfield Avenue, Milwaukee, Wisconsin		53214
(Address of Principal Executive Offices)		(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
On February 11, 2013, Rexnord Corporation issued a press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, to announce its Board of Directors has initiated a review of strategic alternatives to enhance shareholder value.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Filed Herewith
99.1	Press release dated February 11, 2013	X

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has caused this report to be signed on its behalf by the undersigned thereunto authorized this 11th day of February, 2013.

REXNORD CORPORATION

BY:	/S/ Patricia M. Whaley
Patricia M. Whaley
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Filed Herewith
99.1	Press release dated February 11, 2013	X